SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)   September 25, 1997
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                       McNEIL REAL ESTATE FUND XIV, LTD.
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              (Exact name of registrant as specified in its charter)





      California                       0-12915                 94-2822299
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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          (Address of principal executive offices)            (Zip code)




Registrant's telephone number, including area code    (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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On September  25, 1997,  McNeil Real Estate Fund XIV,  Ltd.  sold Midvale  Plaza
Shopping Center to J.G. Midvale, L.L.C., an unaffiliated purchaser. The cash purchase price for the suburban Salt Lake City, Utah property was $3,500,000. Cash proceeds from the sale, after payoff of the first mortgage note and various closing costs and prorations, amounted to approximately $1,890,000.

                        McNEIL REAL ESTATE FUND XIV, LTD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                        McNEIL REAL ESTATE FUND XIV, LTD.



September 30, 1997                      By:  /s/  Brandon K. Flaming
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Date                                         Brandon K. Flaming
                                             Vice President of McNeil
                                               Investors, Inc.
                                             (Principal Accounting Officer)